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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 1998
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                            NORLAND MEDICAL SYSTEMS, INC.
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                (Exact name of registrant as specified in its charter)

Delaware                           0-26206             06-1387931
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(State or other jurisdiction       (Commission         (IRS Employer
 of incorporation)                  File Number)        Identification No.)

106 Corporate Park Drive, Suite 106, White Plains, NY            10604
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(Address of principal executive offices                        (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285
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ITEM 5.  Other Events

     On March 16, 1998, Registrant issued a press release concerning the restatement of its financial statements for 1996 and the first, second and third quarters of 1997 that will decrease revenues and net income from previously reported amounts. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.1.  Press release dated March 16, 1998.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORLAND MEDICAL SYSTEMS, INC.


Date: March 16, 1998                    By:/s/ Kurt W. Streams
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                                           Kurt W. Streams
                                           Vice President, Finance and Secretary